EXHIBIT 99.2


All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts herein reflect certain adjustments as noted in the Company's Form 8-K dated March 30, 2007 filed with the U.S. Securities and Exchange Commission. See also pages 2 - 3 of the 2007 First Quarter Earnings Supplement for a description of such adjustments.

(Preliminary)

                             AMERICAN EXPRESS COMPANY
                         CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   ---------------------------    Percentage
                                                                                       2007           2006         Inc/(Dec)
                                                                                   ------------   ------------   ------------
Revenues
  Discount revenue                                                                 $      3,355   $      2,969             13%
  Net card fees                                                                             484            520             (7)
  Travel commissions and fees                                                               437            418              5
  Other commissions and fees                                                                622            639             (3)
  Securitization income, net                                                                457            386             18
  Other                                                                                     415            396              5
                                                                                   ------------   ------------
    Total                                                                                 5,770          5,328              8
                                                                                   ------------   ------------
  Interest income:
    Cardmember lending finance revenue                                                    1,368            947             44
    International banking                                                                   264            257              3
    Other                                                                                   229            188             22
                                                                                   ------------   ------------
      Total                                                                               1,861          1,392             34
                                                                                   ------------   ------------
        Total revenues                                                                    7,631          6,720             14
                                                                                   ------------   ------------
  Interest expense:
    Cardmember lending                                                                      385            246             57
    International banking                                                                   126             88             43
    Charge card and other                                                                   452            333             36
                                                                                   ------------   ------------
      Total                                                                                 963            667             44
                                                                                   ------------   ------------
Revenues net of interest expense                                                          6,668          6,053             10
                                                                                   ------------   ------------

Expenses
  Marketing, promotion, rewards and cardmember services                                   1,464          1,522             (4)
  Human resources                                                                         1,280          1,240              3
  Professional services                                                                     629            561             12
  Occupancy and equipment                                                                   370            346              7
  Communications                                                                            116            113              3
  Other                                                                                     349            278             26
                                                                                   ------------   ------------
    Total                                                                                 4,208          4,060              4
                                                                                   ------------   ------------
Provisions for losses and benefits:
    Charge card                                                                             209            209             --
    Cardmember lending                                                                      574            321             79
    International banking and other (including investment certificates)                      83            138            (40)
                                                                                   ------------   ------------
      Total                                                                                 866            668             30
                                                                                   ------------   ------------
Pretax income from continuing operations                                                  1,594          1,325             20
Income tax provision                                                                        529            449             18
                                                                                   ------------   ------------
Income from continuing operations                                                         1,065            876             22
Loss from discontinued operations, net of tax                                                (8)            (3)             #
                                                                                   ------------   ------------
Net income                                                                         $      1,057   $        873             21
                                                                                   ============   ============

# - Denotes a variance of more than 100%.

(Preliminary)

                             AMERICAN EXPRESS COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                                                    March 31,     December 31,
                                                                                       2007           2006
                                                                                   ------------   ------------
Assets
  Cash and cash equivalents                                                        $          8   $          8
  Accounts receivable                                                                        38             39
  Investments                                                                                22             21
  Loans                                                                                      49             50
  Other assets                                                                                9             10
                                                                                   ------------   ------------
    Total assets                                                                   $        126   $        128
                                                                                   ============   ============

Liabilities and Shareholders' Equity
  Short-term debt                                                                  $         15   $         15
  Long-term debt                                                                             44             43
  Other liabilities                                                                          57             59
                                                                                   ------------   ------------
    Total liabilities                                                                       116            117
                                                                                   ------------   ------------

  Shareholders' equity                                                                       10             11
                                                                                   ------------   ------------
    Total liabilities and shareholders' equity                                     $        126   $        128
                                                                                   ============   ============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   ---------------------------    Percentage
                                                                                       2007           2006         Inc/(Dec)
                                                                                   ------------   ------------   ------------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                                               $      3,364   $      2,898             16%
  International Card & Global Commercial Services                                         1,996          1,934              3
  Global Network & Merchant Services                                                        877            748             17
                                                                                   ------------   ------------
                                                                                          6,237          5,580             12
  Corporate & Other,
    including adjustments and eliminations                                                  431            473             (9)
                                                                                   ------------   ------------

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE                                      $      6,668   $      6,053             10
                                                                                   ============   ============
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                                               $      1,031   $        822             25
  International Card & Global Commercial Services                                           295            182             62
  Global Network & Merchant Services                                                        374            262             43
                                                                                   ------------   ------------
                                                                                          1,700          1,266             34
  Corporate & Other                                                                        (106)            59              #
                                                                                   ------------   ------------

PRETAX INCOME FROM CONTINUING OPERATIONS                                           $      1,594   $      1,325             20
                                                                                   ============   ============

NET INCOME (LOSS)
  U.S. Card Services                                                               $        644   $        527             22
  International Card & Global Commercial Services                                           235            143             64
  Global Network & Merchant Services                                                        236            166             42
                                                                                   ------------   ------------
                                                                                          1,115            836             33
  Corporate & Other                                                                         (50)            40              #
                                                                                   ------------   ------------
  Income from continuing operations                                                       1,065            876             22
  Loss from discontinued operations, net of tax                                              (8)            (3)             #
                                                                                   ------------   ------------

NET INCOME                                                                         $      1,057   $        873             21
                                                                                   ============   ============

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   ---------------------------    Percentage
                                                                                       2007           2006         Inc/(Dec)
                                                                                   ------------   ------------   ------------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                                                $       0.90   $       0.71             27%
  Loss from discontinued operations                                                       (0.01)            --              #
                                                                                   ------------   ------------
  Net income                                                                       $       0.89   $       0.71             25%
                                                                                   ============   ============

  Average common shares outstanding (millions)                                            1,187          1,232             (4)%
                                                                                   ============   ============

DILUTED
  Income from continuing operations                                                $       0.88   $       0.70             26%
  Loss from discontinued operations                                                       (0.01)         (0.01)            --
                                                                                   ------------   ------------
  Net income                                                                       $       0.87   $       0.69             26%
                                                                                   ============   ============

  Average common shares outstanding (millions)                                            1,210          1,258             (4)%
                                                                                   ============   ============

Cash dividends declared per common share                                           $       0.15   $       0.12             25%
                                                                                   ============   ============

                       SELECTED STATISTICAL INFORMATION

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   ---------------------------    Percentage
                                                                                       2007           2006         Inc/(Dec)
                                                                                   ------------   ------------   ------------
Return on average equity (A)                                                               36.6%          27.3%
Common shares outstanding (millions)                                                      1,188          1,233             (4)%
Book value per common share                                                        $       8.83   $       8.60              3%
Shareholders' equity (billions)                                                    $       10.5   $       10.6             (1)%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   ---------------------------    Percentage
                                                                                       2007           2006         Inc/(Dec)
                                                                                   ------------   ------------   ------------
Card billed business (A):
  United States                                                                    $      105.4   $       92.9             13%
  Outside the United States                                                                40.8           34.3             19
                                                                                   ------------   ------------
    Total                                                                          $      146.2   $      127.2             15
                                                                                   ============   ============

Total cards-in-force (millions) (A):
  United States                                                                            49.3           44.0             12%
  Outside the United States                                                                30.6           28.5              7
                                                                                   ------------   ------------
    Total                                                                                  79.9           72.5             10
                                                                                   ============   ============

Basic cards-in-force (millions) (A):
  United States                                                                            38.1           33.7             13%
  Outside the United States                                                                26.0           23.6             10
                                                                                   ------------   ------------
    Total                                                                                  64.1           57.3             12
                                                                                   ============   ============

Average discount rate (B)                                                                  2.58%          2.58%
Average basic cardmember spending (dollars) (A)                                    $      2,817   $      2,612              8%
Average fee per card (dollars) (A) (C)                                             $         35   $         34              3%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Average fee per card is computed based on net card fees excluding the amortization of deferred direct acquisition costs.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   ---------------------------    Percentage
                                                                                       2007           2006         Inc/(Dec)
                                                                                   ------------   ------------   ------------
Worldwide cardmember receivables:
  Total receivables                                                                $       36.5   $       33.2             10%
  90 days past due as a % of total                                                          2.9%           3.1%
  Loss reserves (millions):                                                        $        979   $        978              -%
    % of receivables                                                                        2.7%           2.9%
    % of 90 days past due                                                                    93%            97%
  Net loss ratio as a % of charge volume                                                   0.23%          0.19%

Worldwide cardmember lending -- owned basis (A):
  Total loans                                                                      $       42.3   $       32.7             29%
  30 days past due loans as a % of total                                                    3.0%           2.6%
  Loss reserves (millions):
    Beginning balance                                                              $      1,171   $        996             18%
      Provision                                                                             542            299             81
      Net write offs                                                                       (439)          (270)            63
      Other                                                                                  (3)            28              #
                                                                                   ------------   ------------
    Ending balance                                                                 $      1,271   $      1,053             21
                                                                                   ============   ============
    % of loans                                                                              3.0%           3.2%
    % of past due                                                                           100%           123%
  Average loans                                                                    $       42.4   $       32.4             31%
  Net write-off rate                                                                        4.1%           3.3%
  Net finance revenue(B)/average loans                                                      9.4%           8.8%

Worldwide cardmember lending -- managed basis (C):
  Total loans                                                                      $       63.2   $       53.5             18%
  30 days past due loans as a % of total                                                    2.8%           2.5%
  Loss reserves (millions):
    Beginning balance                                                              $      1,622   $      1,469             10%
      Provision                                                                             797            393              #
      Net write offs                                                                       (628)          (404)            55
      Other                                                                                  (4)            96              #
                                                                                   ------------   ------------
    Ending balance                                                                 $      1,787   $      1,554             15
                                                                                   ============   ============
    % of loans                                                                              2.8%           2.9%
    % of past due                                                                           100%           116%
  Average loans                                                                    $       62.8   $       53.7             17%
  Net write-off rate                                                                        4.0%           3.0%
  Net finance revenue(B)/average loans                                                      9.5%           9.0%

# - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 21 for further discussion of the managed basis presentation.

(Preliminary)

                             AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                          Quarters  Ended
                                           ----------------------------------------------------------------------------
                                            March 31,      December 31,    September 30,     June 30,        March 31,
                                               2007            2006             2006           2006            2006
                                           ------------    ------------    -------------   ------------    ------------
Revenues
  Discount revenue                         $      3,355    $      3,458    $       3,259   $      3,292    $      2,969
  Net card fees                                     484             479              462            533             520
  Travel commissions and fees                       437             450              427            483             418
  Other commissions and fees                        622             654              620            642             639
  Securitization income, net                        457             347              384            372             386
  Other                                             415             565              431            415             396
                                           ------------    ------------    -------------   ------------    ------------
    Total                                         5,770           5,953            5,583          5,737           5,328
                                           ------------    ------------    -------------   ------------    ------------
  Interest income:
    Cardmember lending finance revenue            1,368           1,326            1,213          1,100             947
    International banking                           264             279              265            252             257
    Other                                           229             203              203            196             188
                                           ------------    ------------    -------------   ------------    ------------
      Total                                       1,861           1,808            1,681          1,548           1,392
                                           ------------    ------------    -------------   ------------    ------------
        Total revenues                            7,631           7,761            7,264          7,285           6,720
                                           ------------    ------------    -------------   ------------    ------------
  Interest expense:
    Cardmember lending                              385             351              318            277             246
    International banking                           126             123              106             93              88
    Charge card and other                           452             417              405            373             333
                                           ------------    ------------    -------------   ------------    ------------
      Total                                         963             891              829            743             667
                                           ------------    ------------    -------------   ------------    ------------
Revenues net of interest expense                  6,668           6,870            6,435          6,542           6,053
                                           ------------    ------------    -------------   ------------    ------------

Expenses
  Marketing, promotion, rewards and
    cardmember services                           1,464           1,734            1,589          1,671           1,522
  Human resources                                 1,280           1,336            1,213          1,276           1,240
  Professional services                             629             807              684            658             561
  Occupancy and equipment                           370             405              375            365             346
  Communications                                    116             116              107            113             113
  Other                                             349             358              331            287             278
                                           ------------    ------------    -------------   ------------    ------------
    Total                                         4,208           4,756            4,299          4,370           4,060
                                           ------------    ------------    -------------   ------------    ------------
Provisions for losses and benefits:
  Charge card                                       209             277              257            192             209
  Cardmember lending                                574             484              412            406             321
  International banking and other
    (including investment certificates)              83             130              129            132             138
                                           ------------    ------------    -------------   ------------    ------------
      Total                                         866             891              798            730             668
                                           ------------    ------------    -------------   ------------    ------------
Pretax income from continuing operations          1,594           1,223            1,338          1,442           1,325
Income tax provision                                529             298              382            470             449
                                           ------------    ------------    -------------   ------------    ------------
Income from continuing operations                 1,065             925              956            972             876
(Loss) Income from discontinued
  operations, net of tax                             (8)             (3)              11            (27)             (3)
                                           ------------    ------------    -------------   ------------    ------------
Net income                                 $      1,057    $        922    $         967   $        945    $        873
                                           ============    ============    =============   ============    ============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                          Quarters  Ended
                                           ----------------------------------------------------------------------------
                                            March 31,      December 31,    September 30,     June 30,       March 31,
                                               2007            2006             2006           2006            2006
                                           ------------    ------------    -------------   ------------    ------------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                       $      3,364    $      3,349    $       3,203   $      3,170    $      2,898
  International Card & Global Commercial
    Services                                      1,996           2,034            1,929          2,083           1,934
  Global Network & Merchant Services                877             916              841            839             748
                                           ------------    ------------    -------------   ------------    ------------
                                                  6,237           6,299            5,973          6,092           5,580
  Corporate & Other, including
    adjustments and eliminations                    431             571              462            450             473
                                           ------------    ------------    -------------   ------------    ------------

CONSOLIDATED REVENUES NET OF INTEREST
  EXPENSE                                  $      6,668    $      6,870    $       6,435   $      6,542    $      6,053
                                           ============    ============    =============   ============    ============

PRETAX INCOME (LOSS) FROM CONTINUING
  OPERATIONS
  U.S. Card Services                       $      1,031    $        723    $         839   $        939    $        822
  International Card & Global Commercial
    Services                                        295             245              274            289             182
  Global Network & Merchant Services                374             297              314            315             262
                                           ------------    ------------    -------------   ------------    ------------
                                                  1,700           1,265            1,427          1,543           1,266

  Corporate & Other                                (106)            (42)             (89)          (101)             59
                                           ------------    ------------    -------------   ------------    ------------

PRETAX INCOME FROM CONTINUING OPERATIONS   $      1,594    $      1,223    $       1,338   $      1,442    $      1,325
                                           ============    ============    =============   ============    ============

NET INCOME (LOSS)
  U.S. Card Services                       $        644    $        473    $         558   $        594    $        527
  International Card & Global Commercial
    Services                                        235             216              209            227             143
  Global Network & Merchant Services                236             201              212            200             166
                                           ------------    ------------    -------------   ------------    ------------
                                                  1,115             890              979          1,021             836

  Corporate & Other                                 (50)             35              (23)           (49)             40
                                           ------------    ------------    -------------   ------------    ------------
  Income from continuing operations               1,065             925              956            972             876
  (Loss) Income from discontinued
    operations, net of tax                           (8)             (3)              11            (27)             (3)
                                           ------------    ------------    -------------   ------------    ------------

NET INCOME                                 $      1,057    $        922    $         967   $        945    $        873
                                           ============    ============    =============   ============    ============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                          Quarters  Ended
                                           ----------------------------------------------------------------------------
                                            March 31,      December 31,    September 30,     June 30,       March 31,
                                               2007            2006             2006           2006            2006
                                           ------------    ------------    -------------   ------------    ------------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations        $       0.90    $       0.77    $        0.79   $       0.80    $       0.71
  (Loss) Income from discontinued
    operations                                    (0.01)             --             0.01          (0.02)             --
                                           ------------    ------------    -------------   ------------    ------------
  Net income                               $       0.89    $       0.77    $        0.80   $       0.78    $       0.71
                                           ============    ============    =============   ============    ============

  Average common shares outstanding
    (millions)                                    1,187           1,196            1,202          1,217           1,232
                                           ============    ============    =============   ============    ============

DILUTED
  Income from continuing operations        $       0.88    $       0.76    $        0.78   $       0.78    $       0.70
  (Loss) Income from discontinued
    operations                                    (0.01)          (0.01)            0.01          (0.02)          (0.01)
                                           ------------    ------------    -------------   ------------    ------------
  Net income                               $       0.87    $       0.75    $        0.79   $       0.76    $       0.69
                                           ============    ============    =============   ============    ============

  Average common shares outstanding
    (millions)                                    1,210           1,224            1,227          1,242           1,258
                                           ============    ============    =============   ============    ============

Cash dividends declared per common share   $       0.15    $       0.15    $        0.15   $       0.15    $       0.12
                                           ============    ============    =============   ============    ============

                       SELECTED STATISTICAL INFORMATION

                                                                          Quarters  Ended
                                           ----------------------------------------------------------------------------
                                            March 31,      December 31,    September 30,     June 30,       March 31,
                                               2007            2006             2006           2006            2006
                                           ------------    ------------    -------------   ------------    ------------

Return on average equity (A)                       36.6%           34.7%            33.6%          29.8%           27.3%
Common shares outstanding (millions)              1,188           1,199            1,204          1,216           1,233
Book value per common share                $       8.83    $       8.76    $        8.93   $       8.62    $       8.60
Shareholders' equity (billions)            $       10.5    $       10.5    $        10.8   $       10.5    $       10.6

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                           Quarters Ended
                                           -----------------------------------------------------------------------------
                                             March 31,     December 31,    September 30,      June 30,       March 31,
                                               2007            2006             2006            2006            2006
                                           ------------    ------------    -------------    ------------    ------------
Card billed business (A):
  United States                            $      105.4    $      109.7    $       101.7    $      102.5    $       92.9
  Outside the United States                        40.8            43.8             38.6            38.0            34.3
                                           ------------    ------------    -------------    ------------    ------------
    Total                                  $      146.2    $      153.5    $       140.3    $      140.5    $      127.2
                                           ============    ============    =============    ============    ============

Total cards-in-force (millions) (A):
  United States                                    49.3            48.1             46.8            45.4            44.0
  Outside the United States                        30.6            29.9             29.7            29.0            28.5
                                           ------------    ------------    -------------    ------------    ------------
    Total                                          79.9            78.0             76.5            74.4            72.5
                                           ============    ============    =============    ============    ============

Basic cards-in-force (millions) (A):
  United States                                    38.1            37.1             36.0            34.8            33.7
  Outside the United States                        26.0            25.4             25.2            24.1            23.6
                                           ------------    ------------    -------------    ------------    ------------
    Total                                          64.1            62.5             61.2            58.9            57.3
                                           ============    ============    =============    ============    ============

Average discount rate (B)                          2.58%           2.55%            2.57%           2.57%           2.58%
Average quarterly basic cardmember
  spending (dollars) (A)                   $      2,817    $      2,985    $       2,770    $      2,821    $      2,612
Average fee per card (dollars) (A) (C)     $         35    $         35    $          34    $         34    $         34

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Average fee per card is computed based on net card fees excluding the amortization of deferred direct acquisition costs.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                           Quarters Ended
                                           -----------------------------------------------------------------------------
                                             March 31,     December 31,    September 30,      June 30,       March 31,
                                               2007            2006             2006            2006            2006
                                           ------------    ------------    -------------    ------------    ------------
Worldwide cardmember receivables:
  Total receivables                        $       36.5    $       37.4    $        35.0    $       34.7    $       33.2
  90 days past due as a % of total                  2.9%            2.8%             2.8%            2.8%            3.1%
  Loss reserves (millions):                $        979    $        981    $         947    $        948    $        978
    % of receivables                                2.7%            2.6%             2.7%            2.7%            2.9%
    % of 90 days past due                            93%             95%              97%             98%             97%
  Net loss ratio as a % of charge volume           0.23%           0.26%            0.26%           0.24%           0.19%

Worldwide cardmember lending -- owned
  basis (A):
  Total loans                              $       42.3    $       43.3    $        38.3    $       36.3    $       32.7
  30 days past due loans as a % of total            3.0%            2.7%             2.8%            2.7%            2.6%
  Loss reserves (millions):
    Beginning balance                      $      1,171    $      1,126    $       1,086    $      1,053    $        996
      Provision                                     542             451              381             376             299
      Net write offs                               (439)           (405)            (353)           (331)           (270)
      Other                                          (3)             (1)              12             (12)             28
                                           ------------    ------------    -------------    ------------    ------------
    Ending balance                         $      1,271    $      1,171    $       1,126    $      1,086    $      1,053
                                           ============    ============    =============    ============    ============
    % of loans                                      3.0%            2.7%             2.9%            3.0%            3.2%
    % of past due                                   100%             98%             106%            113%            123%
  Average loans                            $       42.4    $       40.2    $        37.5    $       35.2    $       32.4
  Net write-off rate                                4.1%            4.0%             3.8%            3.8%            3.3%
  Net finance revenue(B)/average loans              9.4%            9.6%             9.5%            9.4%            8.8%

Worldwide cardmember lending -- managed
  basis (C):
  Total loans                              $       63.2    $       63.5    $        58.5    $       56.5    $       53.5
  30 days past due loans as a % of total            2.8%            2.6%             2.7%            2.5%            2.5%
  Loss reserves (millions):
    Beginning balance                      $      1,622    $      1,571    $       1,546    $      1,554    $      1,469
      Provision                                     797             608              512             478             393
      Net write offs                               (628)           (557)            (498)           (474)           (404)
      Other                                          (4)             --               11             (12)             96
                                           ------------    ------------    -------------    ------------    ------------
    Ending balance                         $      1,787    $      1,622    $       1,571    $      1,546    $      1,554
                                           ============    ============    =============    ============    ============
    % of loans                                      2.8%            2.6%             2.7%            2.7%            2.9%
    % of past due                                   100%             97%             101%            110%            116%
  Average loans                            $       62.8    $       60.4    $        57.6    $       55.3    $       53.7
  Net write-off rate                                4.0%            3.7%             3.5%            3.4%            3.0%
  Net finance revenue(B)/average loans              9.5%            9.4%             9.4%            9.4%            9.0%

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 21 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   ---------------------------    Percentage
                                                                                       2007           2006         Inc/(Dec)
                                                                                   ------------   ------------   ------------
Revenues
  Discount revenue, net card fees and other                                        $      2,414   $      2,194             10%
  Cardmember lending finance revenue                                                      1,055            674             57
  Securitization income, net                                                                457            386             18
                                                                                   ------------   ------------
    Total revenues                                                                        3,926          3,254             21
                                                                                   ------------   ------------
  Interest expense:
    Cardmember lending                                                                      313            194             61
    Charge card and other                                                                   249            162             54
                                                                                   ------------   ------------
Revenues net of interest expense                                                          3,364          2,898             16
                                                                                   ------------   ------------
Expenses
  Marketing, promotion, rewards and cardmember services                                     944          1,020             (7)
  Human resources and other operating expenses                                              808            749              8
                                                                                   ------------   ------------
    Total                                                                                 1,752          1,769             (1)
                                                                                   ------------   ------------
Provisions for losses                                                                       581            307             89
                                                                                   ------------   ------------
Pretax segment income                                                                     1,031            822             25
Income tax provision                                                                        387            295             31
                                                                                   ------------   ------------
Segment income                                                                     $        644   $        527             22
                                                                                   ============   ============

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                  Quarters Ended
                                                                      March 31,
                                                        -----------------------------------    Percentage
                                                              2007               2006           Inc/(Dec)
                                                        -----------------   ---------------   -------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                      $           2,414   $         2,194              10%
    Securitization adjustments                                         87                48              81
                                                        -----------------   ---------------
    Managed discount revenue, net card fees and other   $           2,501   $         2,242              12
                                                        -----------------   ---------------

  Cardmember lending finance revenue:
    Reported for the period (GAAP)                      $           1,055   $           674              57
    Securitization adjustments                                        757               733               3
                                                        -----------------   ---------------
    Managed finance revenue                             $           1,812   $         1,407              29
                                                        -----------------   ---------------

  Securitization income, net:
    Reported for the period (GAAP)                      $             457   $           386              18
    Securitization adjustments                                       (457)             (386)             18
                                                        -----------------   ---------------
    Managed securitization income, net                  $              --   $            --              --
                                                        -----------------   ---------------

  Cardmember lending interest expense:
    Reported for the period (GAAP)                      $             313   $           194              61
    Securitization adjustments                                        273               247              11
                                                        -----------------   ---------------
    Managed cardmember lending interest expense         $             586   $           441              33
                                                        -----------------   ---------------

  Provisions for losses:
    Reported for the period (GAAP)                      $             581   $           307              89
    Securitization adjustments                                        205               126              63
                                                        ------------------  ---------------
    Managed provisions for losses                       $             786   $           433              82
                                                        ------------------  ---------------

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in net card fees and other, cardmember lending finance revenue, cardmember lending interest expense and credit provision. On a managed basis, there is no securitization income, net, as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                          March 31,
                                                  ------------------------   Percentage
                                                    2007          2006        Inc/(Dec)
                                                  ----------   -----------   ----------
Card billed business                              $     85.2   $      75.3           13%
Total cards-in-force (millions)                         41.5          38.3            8%
Basic cards-in-force (millions)                         30.7          28.4            8%
Average basic cardmember spending (dollars)       $    2,801   $     2,690            4%

U.S. Consumer Travel:
    Travel sales (millions)                       $      710   $       527           35%
    Travel commissions and fees/sales                    7.5%          8.1%

Total segment assets                              $     68.4   $      58.3           17%
Segment capital                                   $      4.5   $       4.6           (2)%
Return on segment capital (A)                           50.2%         41.8%

Cardmember receivables:
  Total receivables                               $     19.0   $      17.2           10%
  90 days past due as a % of total                       3.8%          4.0%
  Net loss ratio as a % of charge volume                0.25%         0.20%

Cardmember lending -- owned basis (B):
  Total loans                                     $     33.0   $      24.3           36%
  30 days past due loans as a % of total                 2.9%          2.4%
  Average loans                                   $     33.1   $      24.0           38%
  Net write-off rate                                     3.7%          2.6%
  Net finance revenue(C)/average loans                   9.1%          8.1%

Cardmember lending -- managed basis (D):
  Total loans                                     $     53.9   $      45.1           20%
  30 days past due loans as a % of total                 2.8%          2.4%
  Average loans                                   $     53.4   $      45.3           18%
  Net write-off rate                                     3.7%          2.6%
  Net finance revenue(C)/average loans                   9.3%          8.7%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) Computed on an annualized basis.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 21 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                           Quarters Ended
                                              ------------------------------------------------------------------------
                                                March 31,    December 31,   September 30,    June 30,       March 31,
                                                  2007           2006           2006           2006           2006
                                              ------------   ------------   -------------  ------------   ------------
Revenues
  Discount revenue, net card fees and other   $      2,414   $      2,481   $       2,358  $      2,388   $      2,194
  Cardmember lending finance revenue                 1,055          1,018             928           814            674
  Securitization income, net                           457            347             384           372            386
                                              ------------   ------------   -------------  ------------   ------------
      Total revenues                                 3,926          3,846           3,670         3,574          3,254
                                              ------------   ------------   -------------  ------------   ------------
  Interest expense:
    Cardmember lending                                 313            288             260           215            194
    Charge card and other                              249            209             207           189            162
                                              ------------   ------------   -------------  ------------   ------------
Revenues net of interest expense                     3,364          3,349           3,203         3,170          2,898
                                              ------------   ------------   -------------  ------------   ------------
Expenses
  Marketing, promotion, rewards
    and cardmember services                            944          1,220           1,117         1,088          1,020
  Human resources and other operating expenses         808            876             805           797            749
                                              ------------   ------------   -------------  ------------   ------------
      Total                                          1,752          2,096           1,922         1,885          1,769
                                              ------------   ------------   -------------  ------------   ------------
Provisions for losses                                  581            530             442           346            307
                                              ------------   ------------   -------------  ------------   ------------
Pretax segment income                                1,031            723             839           939            822
Income tax provision                                   387            250             281           345            295
                                              ------------   ------------   -------------  ------------   ------------
Segment income                                $        644   $        473   $         558  $        594   $        527
                                              ============   ============   =============  ============   ============

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                               Quarters Ended
                                                   ----------------------------------------------------------------------------
                                                     March 31,     December 31,    September 30,     June 30,        March 31,
                                                       2007            2006            2006            2006            2006
                                                   ------------    ------------    -------------   ------------    ------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                 $      2,414    $      2,481    $       2,358   $      2,388    $      2,194
    Securitization adjustments                               87              56               51             44              48
                                                   ------------    ------------    -------------   ------------    ------------
    Managed discount revenue, net card fees and
     other                                         $      2,501    $      2,537    $       2,409   $      2,432    $      2,242
                                                   ------------    ------------    -------------   ------------    ------------

  Cardmember lending finance revenue:
    Reported for the period (GAAP)                 $      1,055    $      1,018    $         928   $        814    $        674
    Securitization adjustments                              757             729              749            726             733
                                                   ------------    ------------    -------------   ------------    ------------
    Managed finance revenue                        $      1,812    $      1,747    $       1,677   $      1,540    $      1,407
                                                   ------------    ------------    -------------   ------------    ------------

  Securitization income, net:
    Reported for the period (GAAP)                 $        457    $        347    $         384   $        372    $        386
    Securitization adjustments                             (457)           (347)            (384)          (372)           (386)
                                                   ------------    ------------    -------------   ------------    ------------
    Managed securitization income, net             $         --    $         --    $          --   $         --    $         --
                                                   ------------    ------------    -------------   ------------    ------------

  Cardmember lending interest expense:
    Reported for the period (GAAP)                 $        313    $        288    $         260   $        215    $        194
    Securitization adjustments                              273             279              274            257             247
                                                   ------------    ------------    -------------   ------------    ------------
    Managed cardmember lending interest expense    $        586    $        567    $         534   $        472    $        441
                                                   ------------    ------------    -------------   ------------    ------------

  Provisions for losses:
    Reported for the period (GAAP)                 $        581    $        530    $         442   $        346    $        307
    Securitization adjustments                              205             153              144            127             126
                                                   ------------    ------------    -------------   ------------    ------------
    Managed provisions for losses                  $        786    $        683    $         586   $        473    $        433
                                                   ------------    ------------    -------------   ------------    ------------

See page 21 for discussion of managed basis presentation.

(Preliminary)

                       U.S. CARD SERVICES
                SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                   ----------------------------------------------------------------------------
                                                     March 31,     December 31,    September 30,     June 30,       March 31,
                                                       2007            2006            2006            2006           2006
                                                   ------------    ------------    -------------   ------------    ------------
Card billed business                               $       85.2    $       90.8    $        83.4   $       83.9    $       75.3
Total cards-in-force (millions)                            41.5            40.7             39.9           39.1            38.3
Basic cards-in-force (millions)                            30.7            30.1             29.5           28.9            28.4
Average quarterly basic cardmember spending
  (dollars)                                        $      2,801    $      3,044    $       2,852   $      2,925    $      2,690

U.S. Consumer Travel:
    Travel sales                                   $        0.7    $        0.6    $         0.6   $        0.7    $        0.5
    Travel commissions and fees/sales                       7.5%            8.2%             8.5%           8.5%            8.1%

Total segment assets                               $       68.4    $       71.0    $        66.6   $       62.3    $       58.3
Segment capital                                    $        4.5    $        4.7    $         4.5   $        4.4    $        4.6
Return on segment capital (A)                              50.2%           47.4%            46.6%          44.4%           41.8%

Cardmember receivables:
  Total receivables                                $       19.0    $       20.6    $        18.2   $       18.5    $       17.2
  90 days past due as a % of total                          3.8%            3.3%             3.5%           3.4%            4.0%
  Net loss ratio as a % of charge volume                   0.25%           0.32%            0.33%          0.28%           0.20%

Cardmember lending -- owned basis (B):
  Total loans                                      $       33.0    $       33.6    $        29.3   $       27.6    $       24.3
  30 days past due loans as a % of total                    2.9%            2.7%             2.7%           2.5%            2.4%
  Average loans                                    $       33.1    $       30.9    $        28.6   $       26.4    $       24.0
  Net write-off rate                                        3.7%            3.5%             3.1%           2.9%            2.6%
  Net finance revenue(C)/average loans                      9.1%            9.4%             9.2%           9.1%            8.1%

Cardmember lending -- managed basis (D):
  Total loans                                      $       53.9    $       53.8    $        49.5   $       47.8    $       45.1
  30 days past due loans as a % of total                    2.8%            2.6%             2.6%           2.4%            2.4%
  Average loans                                    $       53.4    $       51.1    $        48.7   $       46.5    $       45.3
  Net write-off rate                                        3.7%            3.3%             3.0%           2.9%            2.6%
  Net finance revenue(C)/average loans                      9.3%            9.2%             9.3%           9.2%            8.7%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) Computed on an annualized basis.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 21 for further discussion of the managed basis presentation.

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                     Quarters Ended
                                                        March 31,
                                              ---------------------------    Percentage
                                                  2007           2006        Inc/(Dec)
                                              ------------   ------------   ------------
Revenues
  Discount revenue, net card fees and other   $      1,964   $      1,885              4%
  Cardmember lending finance revenue                   310            271             14
                                              ------------   ------------
      Total revenues                                 2,274          2,156              5
                                              ------------   ------------
  Interest expense:
    Cardmember lending                                 109             90             21
    Charge card and other                              169            132             28
                                              ------------   ------------
Revenues net of interest expense                     1,996          1,934              3
                                              ------------   ------------
Expenses
  Marketing, promotion, rewards
   and cardmember services                             365            340              7
  Human resources and other operating expenses       1,116          1,142             (2)
                                              ------------   ------------
      Total                                          1,481          1,482             --
                                              ------------   ------------
Provisions for losses                                  220            270            (19)
                                              ------------   ------------
Pretax segment income                                  295            182             62
Income tax provision                                    60             39             54
                                              ------------   ------------
Segment income                                $        235   $        143             64
                                              ============   ============

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                    Quarters Ended
                                                       March 31,
                                              ---------------------------    Percentage
                                                  2007           2006        Inc/(Dec)
                                              ------------   ------------   ------------
Card billed business                          $       50.5   $       45.2             12%
Total cards-in-force (millions)                       22.4           23.2             (3)%
Basic cards-in-force (millions)                       17.9           18.4             (3)%
Average basic cardmember spending (dollars)   $      2,832   $      2,494             14%

Global Corporate & International Consumer Travel:
  Travel sales                                $        5.0   $        4.8              4%
  Travel commissions and fees/sales                    7.6%           7.8%

Total segment assets                          $       39.0   $       34.5             13%
Segment capital                               $        4.1   $        3.9              5%
Return on segment capital (A)                         22.6%          20.3%

Cardmember receivables:
  Total receivables                           $       17.1   $       15.6             10%
  90 days past due as a % of total                     1.9%           2.0%
  Net loss ratio as a % of charge volume              0.20%          0.17%

Cardmember lending:
  Total loans                                 $        9.3   $        8.4             11%
  30 days past due loans as a % of total               3.1%           3.2%
  Average loans                               $        9.4   $        8.4             12%
  Net write-off rate                                   5.7%           5.5%
  Net finance revenue(B)/average loans                 8.7%           8.7%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                 Quarters Ended
                                                   ----------------------------------------------------------------------------
                                                     March 31,     December 31,    September 30,     June 30,       March 31,
                                                       2007            2006            2006            2006           2006
                                                   ------------    ------------    -------------   ------------    ------------
Revenues
  Discount revenue, net card fees and other        $      1,964    $      2,015    $       1,903   $      2,048    $      1,885
  Cardmember lending finance revenue                        310             304              286            285             271
                                                   ------------    ------------    -------------   ------------    ------------
      Total revenues                                      2,274           2,319            2,189          2,333           2,156
                                                   ------------    ------------    -------------   ------------    ------------
  Interest expense:
    Cardmember lending                                      109             105               99             99              90
    Charge card and other                                   169             180              161            151             132
                                                   ------------    ------------    -------------   ------------    ------------
Revenues net of interest expense                          1,996           2,034            1,929          2,083           1,934
                                                   ------------    ------------    -------------   ------------    ------------
Expenses
  Marketing, promotion, rewards
   and cardmember services                                  365             344              328            408             340
  Human resources and other operating expenses            1,116           1,197            1,085          1,104           1,142
                                                   ------------    ------------    -------------   ------------    ------------
      Total                                               1,481           1,541            1,413          1,512           1,482
                                                   ------------    ------------    -------------   ------------    ------------
Provisions for losses                                       220             248              242            282             270
                                                   ------------    ------------    -------------   ------------    ------------
Pretax segment income                                       295             245              274            289             182
Income tax provision                                         60              29               65             62              39
                                                   ------------    ------------    -------------   ------------    ------------
Segment income                                     $        235    $        216    $         209   $        227    $        143
                                                   ============    ============    =============   ============    ============

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                   ----------------------------------------------------------------------------
                                                     March 31,     December 31,    September 30,     June 30,       March 31,
                                                       2007            2006            2006            2006           2006
                                                   ------------    ------------    -------------   ------------    ------------
Card billed business                               $       50.5    $       51.2    $        47.5   $       49.2    $       45.2
Total cards-in-force (millions)                            22.4            22.3             22.1           22.2            23.2
Basic cards-in-force (millions)                            17.9            17.9             17.7           17.8            18.4
Average quarterly basic cardmember spending
 (dollars)                                         $      2,832    $      2,874    $       2,642   $      2,654    $      2,494

Global Corporate & International Consumer Travel:
  Travel sales                                     $        5.0    $        4.9    $         4.5   $        5.2    $        4.8
  Travel commissions and fees/sales                         7.6%            8.1%             8.3%           8.1%            7.8%

Total segment assets                               $       39.0    $       37.8    $        37.1   $       36.3    $       34.5
Segment capital                                    $        4.1    $        3.7    $         4.0   $        4.0    $        3.9
Return on segment capital (A)                              22.6%           20.6%            20.9%          21.5%           20.3%

Cardmember receivables:
  Total receivables                                $       17.1    $       16.3    $        16.4   $       15.8    $       15.6
  90 days past due as a % of total                          1.9%            2.1%             2.0%           2.1%            2.0%
  Net loss ratio as a % of charge volume                   0.20%           0.19%            0.18%          0.18%           0.17%

Cardmember lending:
  Total loans                                      $        9.3    $        9.7    $         9.0   $        8.7    $        8.4
  30 days past due loans as a % of total                    3.1%            2.9%             3.1%           3.2%            3.2%
  Average loans                                    $        9.4    $        9.3    $         8.9   $        8.8    $        8.4
  Net write-off rate                                        5.7%            5.7%             5.9%           6.4%            5.5%
  Net finance revenue(B)/average loans                      8.7%            8.5%             8.3%           8.5%            8.7%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                    Quarters Ended
                                                       March 31,
                                              ---------------------------    Percentage
                                                  2007           2006        Inc/(Dec)
                                              ------------   ------------   ------------
Revenues
  Discount revenue, fees and other            $        800   $        685             17%
                                              ------------   ------------
  Interest expense:
    Cardmember lending                                 (28)           (20)            40
    Other                                              (49)           (43)            14
                                              ------------   ------------
Revenues net of interest expense                       877            748             17
                                              ------------   ------------
Expenses
  Marketing and promotion                              129            135             (4)
  Human resources and other operating expenses         393            341             15
                                              ------------   ------------
      Total                                            522            476             10
                                              ------------   ------------
Provisions for losses                                  (19)            10              #
                                              ------------   ------------
Pretax segment income                                  374            262             43
Income tax provision                                   138             96             44
                                              ------------   ------------
Segment income                                $        236   $        166             42
                                              ============   ============

# - Denotes a variance of more than 100%.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                    Quarters Ended
                                                       March 31,
                                              ---------------------------    Percentage
                                                  2007           2006        Inc/(Dec)
                                              ------------   ------------   ------------
Global Card billed business (A)               $      146.2   $      127.2             15%

Global Network & Merchant Services:
  Total segment assets                        $        4.5   $        5.7            (21)%
  Segment capital (millions)                  $        989   $      1,341            (26)%
  Return on segment capital (B)                       69.2%          51.7%

Global Network Services (C):
  Card billed business                        $       10.5   $        6.6             59%
  Total cards-in-force (millions) (D)                 16.0           11.0             45%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Billed business and cards-in-force reflect the transfer, effective January 1, 2006, to International Card & Global Commercial Services' segment of corporate card accounts in certain emerging markets that had been managed within Global Network Services.

(D) Cards-in-force for 2006 reflect the transfer of 1.3 million proprietary cards in Brazil, and approximately 200,000 proprietary cards-in-force in Malaysia and Indonesia from the International Card & Global Commercial Services segment during second quarter 2006 and third quarter 2006, respectively.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                 Quarters Ended
                                                   ----------------------------------------------------------------------------
                                                     March 31,     December 31,    September 30,     June 30,       March 31,
                                                       2007            2006            2006            2006           2006
                                                   ------------    ------------    -------------   ------------    ------------
Revenues
  Discount revenue, fees and other                 $        800    $        840    $         773   $        765    $        685
                                                   ------------    ------------    -------------   ------------    ------------
  Interest expense:
    Cardmember lending                                      (28)            (29)             (25)           (24)            (20)
    Other                                                   (49)            (47)             (43)           (50)            (43)
                                                   ------------    ------------    -------------   ------------    ------------
Revenues net of interest expense                            877             916              841            839             748
                                                   ------------    ------------    -------------   ------------    ------------
Expenses
  Marketing and promotion                                   129             125              118            140             135
  Human resources and other operating expenses              393             448              390            370             341
                                                   ------------    ------------    -------------   ------------    ------------
      Total                                                 522             573              508            510             476
                                                   ------------    ------------    -------------   ------------    ------------
Provisions for losses                                       (19)             46               19             14              10
                                                   ------------    ------------    -------------   ------------    ------------
Pretax segment income                                       374             297              314            315             262
Income tax provision                                        138              96              102            115              96
                                                   ------------    ------------    -------------   ------------    ------------
Segment income                                     $        236    $        201    $         212   $        200    $        166
                                                   ============    ============    =============   ============    ============

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                   ----------------------------------------------------------------------------
                                                     March 31,     December 31,    September 30,     June 30,       March 31,
                                                       2007            2006            2006            2006           2006
                                                   ------------    ------------    -------------   ------------    ------------
Global Card billed business (A)                    $      146.2    $      153.5    $       140.3   $      140.5    $      127.2

Global Network & Merchant Services:
  Total segment assets                             $        4.5    $        4.4    $         5.1   $        6.2    $        5.7
  Segment capital                                  $        1.0    $        1.3    $         1.3   $        1.3    $        1.3
  Return on segment capital (B)                            69.2%           60.3%            57.9%          53.8%           51.7%

Global Network Services (C):
  Card billed business                             $       10.5    $       11.5    $         9.7   $        7.6    $        6.6
  Total cards-in-force (millions) (D)                      16.0            15.0             14.5           13.1            11.0

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Billed business and cards-in-force reflect the transfer, effective January 1, 2006, to International Card & Global Commercial Services' segment of corporate card accounts in certain emerging markets that had been managed within Global Network Services.

(D) Cards-in-force for 2006 reflect the transfer of 1.3 million proprietary cards in Brazil, and approximately 200,000 proprietary cards-in-force in Malaysia and Indonesia from the International Card & Global Commercial Services segment during second quarter 2006 and third quarter 2006, respectively.